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                                                    Supplement dated May 1, 1999
                                                 To Prospectus dated May 1, 1999

                            Travelers Index Annuity

This supplement pertains to the Prospectuses dated May 1, 1999 for The Travelers Fund BD III for Variable Annuities and for The Travelers Fund BD IV for Variable Annuities.


  The following information supplements the description of the Principal Protection Cancellation Charge in the "Charges and Deductions" section of the prospectus:

         Note: The Principal Protection Cancellation Charge will not be assessed until the Securities and Exchange Commission grants the Company exemptive relief to do so.

L-12683-A